UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 2, 2019

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARCH	NYSE

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Arch Coal, Inc. (the “Company”) was held on May 2, 2019. The following proposals were submitted by the Board of Directors to a vote of stockholders and the final results of the voting on each proposal is noted below. On the record date of March 7, 2019, there were 17,419,096 shares of the Company’s common stock outstanding and entitled to vote.

Proposal 1 — Election of Directors

The following eight individuals were nominated to serve as directors of the Company. As indicated below, the eight nominees were elected as directors of the Company to serve for a term expiring at the 2020 annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Patrick J. Bartels, Jr.	14,560,899	134,814	652,488
James N. Chapman	14,565,511	130,202	652,488
John W. Eaves	14,679,831	15,882	652,488
Sherman K. Edmiston III	14,680,053	15,660	652,488
Robert B. Hamill	14,681,638	14,075	652,488
Holly Keller Koeppel	14,681,119	14,594	652,488
Patrick A. Kriegshauser	14,633,122	62,591	652,488
Richard A. Navarre	14,411,199	284,514	652,488

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation

The stockholders were asked to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  The proposal was approved, on an advisory basis, as indicated below.

For	Against	Abstain	Broker Non-Votes
12,650,532	2,026,311	18,870	652,488

Proposal 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The appointment was ratified, as indicated below.

For	Against	Abstain	Broker Non-Votes
14,748,630	598,128	1,443	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary